[Transamerica Life Insurance Company Letterhead]

September 4, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Fidelity Variable Annuity Account

File No. 811-2954, CIK 0000726352

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Fidelity Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 29, 2003, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000356494);

•	On August 29, 2003, Variable Insurance Products Fund II filed its semi-annual report with the Commission via EDGAR (CIK: 0000831016); and

•	On August 29, 2003, Variable Insurance Products Fund III filed its semi-annual report with the Commission via EDGAR (CIK: 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours, TRANSAMERICA LIFE INSURANCE COMPANY

/s/ FRANK A. CAMP

Frank A. Camp Division General Counsel Financial Markets Group